UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  July 26, 2004

           		STRUCTURED ASSET SECURITIES CORPORATION
		Mortgage Pass-Through Certificates, Series 2004-12H (Exact name of registrant as specified in its charter)

New York (governing law of               	333-115858             13-2518466
Pooling and Servicing Agreement)         	(Commission              (IRS EIN)
(State or other jurisdiction             	File Number)
of Incorporation)

     c/o Citibank, N.A.
     399 Park Avenue
     New York, NY                                                 10043
     (Address of principal executive offices)                     (Zip Code)

     Registrant's telephone number, including area code:  (212) 657-7781

     (Former name or former address, if changed since last report)

ITEM 5.  Other Events

     	On July 26, 2004 a distribution was made to holders of STRUCTURED ASSET SECURITIES CORPORATION,
	Mortgage Pass-Through Certificates, Series 2004-12H.

ITEM 7.  Financial Statements and Exhibits

     (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

     EX-99.1 Monthly report distributed to holders of SASCO Mortgage Pass-Through Certificates, Series 2004-12H, relating to the July 26, 2004 distribution.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:    7/27/2004
             ---------------

     	Filed on behalf of Structured Asset Securities Corporation, by Citibank N.A., as Trustee for STRUCTURED ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 2004-12H.

                  By:        /s/ Karen Schluter
                            ------------------------------
                  Company:  Citibank, N.A. as Trustee